POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1996, in New York, New York.


/s/ John C. Cox
-------------------------------
John C. Cox

JPM222E

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1996, in New York, New York.


/s/ John F. Ruffle
-------------------------------
John F. Ruffle

JPM222E

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1996, in New York, New York.


/s/ John R. Rettberg
-------------------------------
John R. Rettberg

JPM222E

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1996, in New York, New York.


/s/ Kenneth Whipple, Jr.
-------------------------------
Kenneth Whipple, Jr.

JPM222E

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1996, in New York, New York.


/s/ John E. Baumgardner, Jr.
-------------------------------
John E. Baumgardner, Jr.

JPM222E

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints John R. Elder, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of February, 1996, in Boston, Massachusetts.


/s/ Philip W. Coolidge
-------------------------------
Philip W. Coolidge

JPM222E

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, James E. Hoolahan, Thomas M. Lenz, Molly S. Mugler, Daniel E. Shea, David G. Danielson, Andres E. Saldana and Linda T. Gibson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The JPM Advisor Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 1996, in Boston, Massachusetts.


/s/ John R. Elder
-------------------------------
John R. Elder

JPM222E